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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 30, 2003

                                   IMPATH INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-27750                13-3459685
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

521 West 57th Street, New York, New York                            10019
(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 698-0300
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits

      Exhibit 99.1 - Press Release issued on July 30, 2003 by IMPATH Inc.

Item 12. Results of Operations and Financial Condition

            On July 30, 2003, IMPATH Inc. (the "Company") announced that the Audit Committee of the Company has initiated an investigation into the possibility of accounting irregularities involving its accounts receivable. In addition, in the process of the Company's review of the carrying value of its GeneBank(TM) asset, the Company discovered discrepancies relating to the amounts capitalized to date on this asset. The Company also disclosed that it expects operating results for the second quarter and year to be well below analysts' consensus estimates. The text of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2003

                                         IMPATH INC.


                                         By: /s/ Richard Rosenzweig
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                                             Name:  Richard Rosenzweig
                                             Title: Secretary and General
                                                    Counsel


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                                  Exhibit Index

Exhibit 99.1 - Press Release issued on July 30, 2003 by IMPATH Inc.


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